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                                                                   EXHIBIT 10.51


                 FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

               THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") dated as of March 17, 1999 is entered into among Enterprise Profit Solutions Corporation, a Delaware corporation (the "Company"), EPS Solutions Corporation (f/k/a ProfitSource Corporation), a Delaware corporation, certain other affiliates of the Company, the several financial institutions party to the Credit Agreement referred to below (collectively, the "Lenders"), Bank of America National Trust and Savings Association, as administrative agent for itself and the other Lenders, Antares Capital Corporation, as documentation agent, and ING (U.S.) Capital LLC, as managing agent.

                                    RECITALS

               A. The parties hereto have entered into a Credit Agreement dated as of December 7, 1998 (the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Company a term loan and revolving credit facility. The "Closing Date" under the Credit Agreement was December 14, 1998.

               B. The Company has requested that the Credit Agreement be amended to (i) increase the Revolving Commitments of Bank of America National Trust and Savings Association ("BofA") and Antares Capital Corporation ("Antares") by $5,000,000 each and (ii) amend part B of Schedule 1.01 to the Credit Agreement to modify the list of Persons (or assets of such Persons) that may be acquired pursuant to a Secondary Acquisition, and the Lenders or the Majority Lenders, as required, are willing to so amend the Credit Agreement subject to the terms and conditions of this Amendment.

               C. The Company has requested that the Majority Lenders provide a further waiver of the requirement under Section 1.01 of the Credit Agreement that all Secondary Acquisitions be consummated not later than 60 days after the Closing Date and allow the Company until March 19, 1999 to consummate the Secondary Acquisitions, and the Majority Lenders are willing to so waive such requirement and grant such extension subject to the terms and conditions of this Amendment.

                                   AGREEMENTS

               NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

               1. Capitalized Terms. Capitalized terms used in this Amendment (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

               2. Amendments.

                      a. Subject to the terms and conditions set forth herein, the Lenders hereby agree to amend the Credit Agreement as follows: Schedule 2.01 (entitled "Commitments and Pro Rata Shares") is hereby amended and restated in its entirety in the form of Annex A attached hereto.

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                      b. Subject to the terms and conditions set forth
herein, the Majority Lenders hereby agree to amend the Credit Agreement as follows: Part B of Schedule 1.01 (entitled "Founding Companies") is hereby amended and restated in its entirety in the form of Annex B attached hereto.

               3. Waiver. Subject to the terms and conditions set forth herein, the Majority Lenders hereby agree to waive compliance by the Company with
Section 1.01 of the Credit Agreement insofar as any Acquisition, which would otherwise be a Secondary Acquisition under Section 1.01 of the Credit Agreement, is not a Secondary Acquisition because such Acquisition is consummated later than 60 days after the Closing Date; provided, however, that any such Acquisition shall be a Secondary Acquisition only if such Acquisition is consummated not later than March 19, 1999.

               4. Fees. The Company shall pay to the Agent for the account of each of BofA and Antares the fees set forth in that certain letter agreement dated as of the date hereof by and between the Company and the Agent. Such fees shall be due and payable by the Company upon its execution of this Amendment.

               5. Certain Transitional Matters. On the Effective Date (as defined in Section 7 below), the amount of Revolving Loans then outstanding and held by each Lender shall be adjusted to reflect the changes in the Lenders' Pro Rata Shares of the Revolving Loans, subject to Section 3.04 of the Credit Agreement. Each Lender having Revolving Loans then outstanding and whose Pro Rata Share in respect of Revolving Loans has been decreased on the Effective Date as a result of the increase in the aggregate Revolving Commitments contemplated hereby shall be deemed to have assigned on the Effective Date, without recourse, to each Lender increasing its Revolving Commitment on the Effective Date such portion of such Revolving Loans as shall be necessary to effectuate such adjustment. Each such Lender increasing its Revolving Commitment on the Effective Date shall (i) be deemed to have assumed such portion of such Revolving Loans and (ii) fund on the Effective Date such assumed amounts to the Agent for the account of the assigning Lender in accordance with the provisions hereof in the amount notified to such increasing Lender by the Agent.

               6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as of the date hereof and as of the Effective Date (as defined in Section 7 hereof) as follows:

                      a. No Default or Event of Default has occurred and is continuing.

                      b. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

                      c. This Amendment and the Loan Documents constitute the legal, valid and binding obligations of each Loan Party, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

                      d. All representations and warranties of each Loan Party contained in the Loan Documents are true and correct.


                                       2.
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                      e. Each Loan Party is entering into this
Amendment on the basis of its own investigations and for its own reasons, without reliance upon the Agent, the Lenders or any other Person.

               7. Effective Date. The amendments and waiver set forth in Sections 2 and 3 above will become effective on the date on which all of the following conditions are and remain satisfied (such date, the "Effective Date"):

                      (i) the Agent shall have received from each Loan Party and the Lenders an executed counterpart of this Amendment;

                      (ii) the Agent shall have received the consent of each Guarantor in its capacity as such to the execution and delivery hereof;

                      (iii) the Agent shall have received (A) for the account of BofA and Antares payment of the fees required under Section 4 hereof and (B) for the account of the Agent and Antares all accrued and unpaid costs and expenses (including attorneys' fees) incurred by the Agent and Antares and reimbursable under Section 10.04 of the Credit Agreement;

                      (iv) the Agent shall have received a copy of the resolutions of the Company authorizing the transactions contemplated hereby, certified as of the Effective Date by the Secretary or Assistant Secretary of the Company;

                      (v) the Agent shall have received an opinion of Brian W. Copple, Esq., General Counsel of the Company, addressed to the Agent and the Lenders, dated the Effective Date, and otherwise in form and substance satisfactory the Agent and the Lenders;

                      (vi) the Secondary Acquisitions shall have been consummated on the Effective Date substantially concurrently with the effectiveness of the amendments and waiver contemplated hereby, and all requirements of the Credit Agreement pertaining thereto (including the provisions of Section 6.14) shall have been satisfied; and

                      (vii) the Agent shall have received replacement Notes in favor of BofA and Antares evidencing the increased Revolving Commitments of BofA and Antares.

               8. Reservation of Rights. Each Loan Party acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

               9. Miscellaneous.

                      a. Except as expressly amended or waived herein, all terms, covenants and provisions of the Loan Documents are and shall remain in full force and effect, without defense, offset or counterclaim.

                      b. This Amendment shall be binding upon and inure to the benefit of each Loan Party, the Agent and the Lenders and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.


                                       3.
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                      c. This Amendment shall be governed by and construed in
accordance with the law of the State of New York, provided that the Agent and the Lenders shall retain all rights arising under Federal law.

                      d. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of the Company, any other Loan Party or any Lender will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                      e. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto or thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                      f. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

                      g. The Company covenants to pay or reimburse the Agent and the Lenders, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                              [Signatures follow.]


                                       4.
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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                        EPS SOLUTIONS CORPORATION

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        ENTERPRISE PROFIT SOLUTIONS CORPORATION

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        THE SUBSIDIARIES LISTED ON ANNEX I

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent and as
                                        a Lender

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                       5.
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                                        ANTARES CAPITAL CORPORATION,
                                        as Documentation Agent and a Lender

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        ING (U.S.) CAPITAL LLC,
                                        as Managing Agent and a Lender

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                       6.
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                       CONSENT AND AGREEMENT OF GUARANTORS

               Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing First Amendment to Credit Agreement and Waiver (the "Amendment") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.


GUARANTORS:

EPS SOLUTIONS CORPORATION,
as a Guarantor

By:
       ---------------------------------
Title:
       ---------------------------------

By:
       ---------------------------------
Title:
       ---------------------------------

THE SUBSIDIARIES LISTED ON ANNEX I,
as Guarantors

By:
       ---------------------------------
Title:
       ---------------------------------


                                       7.